                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


   300 EAST DELAWARE AVENUE, 8TH FLOOR
   WILMINGTON, DELAWARE                                       19809
   (Address of principal executive offices)                 (Zip Code)


                                Cheryl L. Clarke
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-6159
            (Name, address and telephone number of agent for service)

                                MAAX CORPORATION
               (Exact name of obligor as specified in its charter)

            NOVA SCOTIA
            (State or other jurisdiction of                 (I. R. S.
             incorporation or organization)                  Employer
                                                          Identification
                                                               No.)

            1010 SHERBROOKE STREET WEST
            SUITE 1610
            MONTREAL, QUEBEC, CANADA                          H3A 2R7
            (Address of principal executive offices)         (Zip Code)

                    9.75% SENIOR SUBORDINATED NOTES DUE 2012

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ITEM 1.     GENERAL INFORMATION. Furnish the following information as to the
            Trustee.

      a) Name and address of each examining or supervising authority to which it is subject.
                Comptroller of the Currency
                Washington, D.C.

      b)    Whether it is authorized to exercise corporate trust powers.
                Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None

                       USE ONE OF FOLLOWING RESPONSES ONLY

ITEMS 3-15  Not applicable because, to the best of Trustee's knowledge, the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

      1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

      2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

      3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

      4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

      7. A copy of the Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

      8.    Not applicable.

      9.    Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 1st day of September, 2004.


                              U.S. BANK TRUST NATIONAL ASSOCIATION

                              By: /s/ Cheryl L. Clarke
                                  --------------------------------
                                  Name:  Cheryl L. Clarke
                                  Title: Assistant Vice President
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                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 2004

                                    ($000'S)

                                                           6/30/2004
                                                           ---------
ASSETS
   Cash and Balances Due From Depository Institutions       $385,910
   Fixed Assets                                                  449
   Intangible Assets                                         111,204
   Other Assets                                               29,457
                                                           ---------
      TOTAL ASSETS                                          $527,020


LIABILITIES

   Other Liabilities                                         $15,052
                                                           ---------
   TOTAL LIABILITIES                                         $15,052

EQUITY
   Common and Preferred Stock                                 $1,000
   Surplus                                                   505,932
   Undivided Profits                                           5,036
                                                           ---------
      TOTAL EQUITY CAPITAL                                  $511,968

TOTAL LIABILITIES AND EQUITY CAPITAL                        $527,020

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /S/ Cheryl L. Clarke
    ------------------------
    Name: Cheryl L. Clarke
    Title: Assistant Vice President

Date:  September 1, 2004